Exhibit 99.1

RRD Board Unanimously Determines that Chatham’s Unsolicited Proposal to Acquire RRD for $10.25 Per Share in Cash Constitutes a “Superior Proposal”

Chicago, December 1, 2021 – R. R. Donnelley & Sons Company (“RRD” or the “Company”) announced today that its Board of Directors (the “Board”) unanimously determined that an unsolicited proposal from Chatham Asset Management, LLC (“Chatham”) to acquire all of the common stock of the Company not already owned by Chatham and its affiliates for $10.25 per share in cash (the “Chatham Proposal”) constitutes a “Superior Proposal” as defined in the Company’s previously announced definitive merger agreement with affiliates of Atlas Holdings LLC (“Atlas”), dated as of November 3, 2021 (the “Atlas Merger Agreement”). Under the terms of the Atlas Merger Agreement, affiliates of Atlas have agreed to acquire the Company for $8.52 per share in cash.

RRD has notified Atlas of the Board’s determination that the Chatham Proposal constitutes a Superior Proposal and that RRD intends to terminate the Atlas Merger Agreement for the purpose of entering into a definitive merger agreement with affiliates of Chatham. Pursuant to the Atlas Merger Agreement, Atlas has the opportunity through December 7, 2021 (the “Negotiation Period”) to negotiate an amendment of the Atlas Merger Agreement such that the Chatham Proposal would no longer constitute a Superior Proposal. RRD intends, and is required under the Atlas Merger Agreement, to negotiate in good faith any adjustments or revisions to the terms and conditions of the Atlas Merger Agreement proposed by Atlas. RRD is not permitted to terminate the Atlas Merger Agreement or enter into a definitive merger agreement with affiliates of Chatham during the Negotiation Period.

Under the Atlas Merger Agreement, the Company is required to pay a $20 million termination fee and expense reimbursement to Atlas if the Company terminates the Atlas Merger Agreement in order to enter into a definitive merger agreement with affiliates of Chatham as described herein. Chatham has agreed to pay the termination fee and expense reimbursement to Atlas on the Company’s behalf in such event. Under the terms of the Chatham Proposal, the Company would be required to repay Chatham for such termination fee and expense reimbursement under certain circumstances in connection with a termination of the proposed definitive merger agreement with affiliates of Chatham.

At this time, the Company remains subject to the Atlas Merger Agreement and is complying with the terms and conditions of the Atlas Merger Agreement, which remains in effect unless and until the Atlas Merger Agreement is terminated. Accordingly, subject to and as required by the Atlas Merger Agreement, the Board has not made a “Change of Recommendation” (as defined in the Atlas Merger Agreement), reaffirms its recommendation of the Atlas Merger Agreement and rejects all “Alternative Acquisition Agreements” (as defined in the Atlas Merger Agreement). There can be no assurance that Atlas will seek to negotiate with RRD or will make a revised proposal. The Company does not intend to disclose developments with respect to this process unless and until it determines it is appropriate to do so, subject to the terms of the Atlas Merger Agreement.

The foregoing description of the Atlas Merger Agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the Atlas Merger Agreement, which RRD has filed on Form 8-K.

Centerview Partners LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to RRD.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of RRD by affiliates of Atlas (the “Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Atlas to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay a termination fee; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities or the COVID-19 pandemic, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement to be filed by RRD with the SEC in connection with the Transaction (the “Proxy Statement”) and available from the sources indicated

below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, RRD intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive version of the Proxy Statement (if and when available) will be mailed to RRD stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the Proxy Statement or any other document that RRD may file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain, free of charge, copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by RRD through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of RRD’s website at investor.rrd.com or by contacting the RRD investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

RRD and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from RRD stockholders in connection with the Transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in RRD’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 13, 2021 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on RRD’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Investor Contact

Johan Nystedt, Senior Vice President, Finance

Telephone: 630-322-7111

E-mail: investor.info@rrd.com